SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported):

                                 AUGUST 18, 1999
                  -------------------------------------------


                      INTERNATIONAL FAST FOOD CORPORATION
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                      -----------------------------------
                 (State or other jurisdiction of incorporation)


         1-11386                                        65-0302338
       ------------                                   ---------------
  (Commission File Number)                   (IRS Employer Identification No.)


                          1000 LINCOLN ROAD, SUITE 200
                           MIAMI BEACH, FLORIDA           33139
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   (305) 531-5800
                                                     ---------------


                                 NOT APPLICABLE
                   -----------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.
          ------------

           On August 18, 1999, International Fast Food Corporation (the "Company") entered into an agreement (the "Agreement") with Northstar Investment Management Corp. ("Northstar"), the record and beneficial owner of $17,900,000 in aggregate stated principal amount at maturity of the Company's 11% Convertible Senior Subordinated Discount Notes due 2007 (the "Notes"). Pursuant to the Agreement, Northstar has agreed to exchange all of its outstanding Notes for that number of fully paid and nonassessable whole shares of Series B Convertible Preferred Stock of the Company (the "Preferred Stock") obtained by dividing (i) the aggregate accreted value of the Notes by (ii) $100.00. Additionally, NorthStar agreed not to sell any shares of Common Stock issuable upon the conversion of the Preferred Stock until January 1, 2001.

           The Preferred Stock is convertible into shares of the Company's Common Stock at a conversion price of $.66 per share; provided, however, that the Company has agreed that if the market price (as defined) of the Common Stock on December 31, 2000 is less than $.66 per share, the conversion price will be adjusted to equal the then current market price. The Preferred Stock has a liquidation value of $100.00 per share upon the voluntary or involuntary liquidation, dissolution or winding up of the Company. The Preferred Stock will begin to accrue an annual dividend equal to 3.0% of the liquidation value beginning on December 31, 2001, to be paid in shares of Preferred Stock; provided, however, if at any time after January 1, 2003, the Common Stock has a market price of $1.28 or higher, the dividend rights of the Preferred Stock shall be cancelled.

           The foregoing information contained in this Form 8-K with respect to the Agreement is qualified in its entirety by reference to the complete text of the Agreement, which is filed herewith as an exhibit.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
          ------------------------------------------------------------------
           (c)       Exhibits.

        EXHIBIT
        NUMBER                         DESCRIPTION
     -----------    ---------------------------------------------------
         10.1       Agreement to Exchange dated August 16, 1999 between
                    International Fast Food Corporation and Northstar
                    Investment Management Corp.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                          INTERNATIONAL FAST FOOD
                                          CORPORATION


Dated:  September 1, 1999                 By:  /S/ MITCHELL RUBINSON
                                              ------------------------------
                                                Mitchell Rubinson
                                                Chairman of the Board and
                                                Chief Executive Officer